Exhibit 10.44

This is an English translation.

Debt Transfer Agreement

Transferor: Beijing Huaxia United Auto Network Technology Co., Ltd.

Transferee: Beijing Shenzhou Deke Technology Development Co., Ltd.

Debtor: Lianhui Auto (Langfang) Co., Ltd.

WHEREAS the Transferor becomes the creditor of the Debtor due to business transactions, and as of 29 February 2012, the Debtor owed RMB 5,200,000.00 in total to the Transferor (hereinafter the “Debts”), the Transferor, the Transferee and the Debtor hereby reach an agreement consenting the Transferor to transfer the Debts to the Transferee at the same value. Effective from 29 February 2012, the Transferee shall become the creditor of such Debts, and the Debtor shall repay such Debts to the Transferee.

IN WITNESS WHEREOF, the authorized signatories of the three parties have signed their names in the following page on 29 February 2012.

The Transferor and the Debtor hereby irrevocably agree that the Promissory Note in the amount of RMB 5,200,000.00 issued by the Debtor to the Transferor on 27 February 2012 shall become null and void from the date of this Debt Transfer Agreement.

This Debt Transfer Agreement shall be governed by the laws of the People’s Republic of China.

[Signature Page Below]

Transferor: Beijing Huaxia United Auto Network Technology Co., Ltd.

[Company seal affixed]

/s/ Linan Zhu
Linan Zhu
Legal Representative

Transferee: Beijing Shenzhou Deke Technology Development Co., Ltd.

[Company seal affixed]

/s/ Charles Zhengyao Lu
Charles Zhengyao Lu
Legal Representative

Debtor: Lianhui Auto (Langfang) Co., Ltd.

[Company seal affixed]

/s/ Charles Zhengyao Lu
Charles Zhengyao Lu
Legal Representative